Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 15 - INCOME TAXES

Indoor Harvest operates in the United States; accordingly, federal and state income taxes have been provided based upon the tax laws and rates of the US. Deferred taxes are determined based on the temporary differences between the financial statement and income tax bases of assets and liabilities as measured by the enacted tax rates, which will be in effect when these differences reverse.

The components of deferred income tax assets and liabilities as of December 31, 2017 and 2016 are as follows:

Description	2017	2016

Deferred tax assets
Net operating losses	$1,118,472	$1,005,468
Deferred tax liabilities
Accelerated tax depreciation	19,183	19,183

Net deferred tax assets	1,137,655	986,285
Less: Valuation allowance	(1,137,655)	(986,285)

Net	$—	$—

At December 31, 2017 and 2016, the Company has provided a full valuation allowance for the deferred tax assets. The Company’s accumulated net operating loss as of December 31, 2017 of $5,856,768, if not used, will begin to expire in 2037.

The change in the valuation allowance for the year ended December 31, 2017 amounted to $151,370, $8,000 of which was attributable to the change in tax rates resulting form 2017 tax legislation.

The Company experienced a change in control for tax purposes in 2017 as a result of the merger with Alamo CBD. Accordingly, the future utilization of net operating losses will be severely restricted by Section 382 of the Internal Revenue Code. Management is in the process of assessing this impact.

This loss carryforward expires according to the following schedule:

Year Ending December 31,	Amount

2033	$217,074
2034	368,378
2035	761,615
2036	1,610,192
2037	2,899,509
$5,856,768